HarborView Mortgage Pass-Through Certificates

Series 2005-12

Preliminary Marketing Materials

$[1,067,043,036] (Approximate)

Underwriter

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet                                                                                         Date Prepared: September [23], 2005

HarborView Mortgage Pass-Through Certificates, Series 2005-12

Mortgage Pass-Through Certificates, Series 2005-12

$[86,963,000] (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx) (1)	WAL (Yrs) Call/ Mat(2)	Pmt Window (Mths) Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings S&P/Moody’s
1A1A	$429,357,000	Not Marketed Hereby		Floater (3)	Super Senior Floater	AAA/Aaa
1A1B	$25,482,000			Floater (3)	Senior Mezz Floater	AAA/Aaa
2A1A	$298,498,000			Floater (3)	Super Senior Floater	AAA/Aaa
2A1B	$198,998,000			Floater (3)	Senior Mezz Floater	AAA/Aaa
X-1 (4)	Notional			Variable	Senior IO	AAA/Aaa
X-2 (5)	Notional			Variable	Senior IO	AAA/Aaa
X-B (6)	Notional			Variable	Senior IO	AAA/Aa2
PO-1 (7)	$40			N/A	Senior PO	AAA/Aaa
PO-2 (8)	$40			N/A	Senior PO	AAA/Aaa
PO-B (9)	$20			N/A	Senior PO	AAA/Aa2
A-R	$100			Net WAC	Senior Residual	AAA/Aaa
B1	$42,682,000	6.88/7.64	1-123/1-360	Floater (10)	Subordinate Floater	AA/Aa2
B2	$24,008,000	6.88/7.64	1-123/1-360	Floater (10)	Subordinate Floater	A/A2
B3	$16,005,000	6.88/7.64	1-123/1-360	Floater (10)	Subordinate Floater	BBB/Baa2
B4	$4,268,000	6.88/7.64	1-123/1-360	Floater (10)	Subordinate Floater	BBB-/Baa3
B5	$9,069,000	Not Marketed Hereby		Floater (10)	Subordinate Floater	BB/NR
B6	$10,670,000			Floater (10)	Subordinate Floater	B/NR
B7	$8,005,836			Floater (10)	Subordinate Floater	NR/NR
Total	$1,067,043,036

(1)

Distributions on the Class 1-A1A, Class 1-A1B, Class PO-1 and Class X-1 Certificates will be derived primarily from a pool of conforming balance adjustable rate mortgage loans (“Group 1 Mortgage Loans”).  Distributions on the Class 2-A1A, Class 2-A1B, Class PO-2 and Class X-2 Certificates, will be derived primarily from a pool of conforming and non-conforming adjustable rate mortgage loans (“Group 2 Mortgage Loans”).  Distributions on the Class X-B, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class B7 and Class PO-B Certificates  will be derived solely from the Group 1 and Group 2 Mortgage Loans (together, the “Mortgage Loans”).

Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

The WAL and Payment Window for the Class 1-A1A, Class 1-A1B, Class 2-A1A, Class 2-A1B, Class B1, Class B2, Class B3 and Class B4 Certificates are shown to the first possible Optional Call Date and to maturity.

(3)

On each Distribution Date the Certificate Interest Rate for the Class 1-A1A, Class 1-A1B, Class 2-A1A and Class 2-A1B Certificates will be equal to the least of (i) MTA plus the related margin and (ii) the related Net WAC Cap, and (iii) the related Net Maximum Rate Cap.

(4)

The Class X-1 Certificates will have a notional balance equal to the aggregate certificate balance of the Group 1 Certificates on the first day of the month of such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Group 1 Net WAC over (ii) the product of (a) the sum of the interest accrued on the Group 1 Certificates (other than the Class X-1 Certificates) during the related accrual period plus the insurance premium attributed to the Class 1-A1B Certificates for such Distribution Date, multiplied by (b) 12, divided by the aggregate principal balance of the Group 1 Certificates  as of the first day of the month prior to such distribution date.

(5)

The Class X-2 Certificates will have a notional balance equal to the aggregate certificate balance of the Group 2 Certificates on the first day of the month of such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Group 2 Net WAC over (ii) the product of (a) the sum of the interest accrued on the Group 2 Certificates (other than the Class X-2 Certificates) during the related accrual period plus the insurance premium attributed to the Class 2-A1B Certificates for such Distribution Date, multiplied by (b) 12, divided by the aggregate principal balance of the Group 2 Certificates as of the first day of the month prior to such distribution date.

(6)

The Class X-B Certificates will have a notional balance equal to the aggregate certificate balance of the Subordinate Certificates on the first day of the month of such Distribution Date.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the Subordinate Net WAC over (ii) the product of (a) interest accrued on the Subordinate Certificates (other than the Class X-B Certificates) during the related accrual period and (b) 12, divided by the aggregate principal balance of the Subordinate Certificates as of the first day of the month prior to such distribution date.

(7)

The Class PO-1 Certificates will have an initial principal balance equal to $40, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-1 Certificates, as described herein.  The Class PO-1 will not receive interest distributions.

(8)

The Class PO-2 Certificates will have an initial principal balance equal to $40, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-2 Certificates, as described herein.  The Class PO-2 will not receive interest distributions.

(9)

The Class PO-B Certificates will have an initial principal balance equal to $20, which principal balance will be increased to the extent of any Net Deferred Interest allocated to the Class X-B Certificates, as described herein.  The Class PO-B will not receive interest distributions.

(10)

On each Distribution Date, the Certificate Interest Rate for the Class B1, Class B2 and Class B3 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), (ii) the Subordinate Net WAC Cap and (iii) the Net Maximum Rate Cap.

Depositor:

Greenwich Capital Acceptance, Inc.

Underwriter:

Greenwich Capital Markets, Inc.

Insurance Policy

Provider:

Ambac Assurance Corporation.

Servicers:

Countrywide Home Loans Servicing, LP.

Trustee:

U.S. Bank National Association.

Custodian:

The Bank of New York.

Rating Agencies:

S&P and/or Moody’s will rate the Offered Certificates.  It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

September 1, 2005.

Expected Pricing Date:

September 26, 2005.

Closing Date:

On or about September 30, 2005.

Distribution Date:

The 19th day of each month (or if such day is not a business day, the next succeeding business day), commencing in October 2005.

Certificates:

The Class 1-A1A, Class 1-A1B, Class PO-1 and Class X-1 Certificates (collectively the “Group 1 Certificates”), Class 2-A1A, Class 2-A1B, Class PO-2 and Class X-2 Certificates (collectively the “Group 2 Certificates”), Class X-B, Class PO-B and Class A-R Certificates (together with the Group 1 and Group 2 Certificates, the “Class A Certificates” or the “Senior Certificates”).  The “Subordinate Certificates” will consist of the Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class B7, (collectively, the “Subordinate Certificates”).  The Class B1, Class B2, Class B3 and Class B4 Certificates (collectively, the “Offered Certificates”) are being offered publicly herein.

Accrued Interest:

The price to be paid by investors for the Senior Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (29 days).

The price to be paid by investors for the Subordinate Certificates will not include accrued interest (settling flat).

Interest Accrual Period:

The interest accrual period with respect to the Subordinate Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).

The interest accrual period for the Senior Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Class A Certificates (other than the Class A-R Certificates) and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class 1-A1A, Class X-1, Class PO-1, Class 2-A1A, Class 2-A1B, Class X-2 and Class PO-2 Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Class 1-A1A, Class X-1, Class PO-1, Class 2-A1A, Class 2-A1B, Class X-2 and Class PO-2 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.

SMMEA Treatment:

The Senior and Class B1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B2, Class B3 and Class B4 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the related Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Minimum Denomination:

$25,000 and integral multiples of $1 in excess thereof; provided that the Certificates must be purchased in minimum total investments of $100,000.

Mortgage Loans:

The “Mortgage Loans” consist of adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $[1,067,043,036].  The “Group 1 Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $[509,623,736].  The “Group 2 Mortgage Loans” consist of conforming and non conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $[557,419,300]. On or prior to the Closing Date, it is expected that some of the Mortgage Loans may be removed from the trust and certain other similar mortgage loans may be added to the trust.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of 1, 2 or 3 month) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”). After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.  As of the Cut-off Date, none of the Mortgage Loans were still in their one-month fixed rate period. None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 115%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the borrower elects to make the minimum monthly payment and such payment is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:

Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class B7 Certificates, initially approximately 10.75% total subordination.

Credit enhancement for the Class B1 Certificates will consist of the subordination of the Class B2, Class B3, Class B4, Class B5, Class B6 and Class B7 Certificates, initially approximately 6.75% total subordination.

Credit enhancement for the Class B2 Certificates will consist of the subordination of the Class B3, Class B4, Class B5, Class B6 and Class B7 Certificates, initially approximately 4.50% total subordination.

Credit enhancement for the Class B3 Certificates will consist of the subordination of the Class B4, Class B5, Class B6 and Class B7 Certificates, initially approximately 3.00% total subordination.

Credit enhancement for the Class B4 Certificates will consist of the subordination of the Class B5, Class B6 and Class B7 Certificates, initially approximately 2.60% total subordination.

and

for the Class 1-A1B and Class 2-A1B Certificates only, a monoline insurance policy (“The Policy”).

The Policy:

The policy is for the benefit of the Class 1-A1B and Class 2-A1B Certificates. The policy will unconditionally and irrevocably guarantee payment of (i) the outstanding principal balance of the Class 1-A1B and Class 2-A1B Certificates on their final maturity date and (ii) accrued and unpaid interest calculated at the certificate rate due on the Class 1-A1B and Class 2-A1B Certificates, as applicable, and (iii) any realized losses allocable to the Class 1-A1B and Class 2-A1B Certificates. The Class 1-A1B and Class 2-A1B certificate insurance policy will not provide credit enhancement for any class of certificates other than the Class 1-A1B and Class 2-A1B Certificates.

Shifting Interest:

Prior to the Distribution Date occurring in October 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the related Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

October 2005 – September 2015

0% Pro Rata Share

October 2015 – September 2016

30% Pro Rata Share

October 2016 – September 2017

40% Pro Rata Share

October 2017 – September 2018

60% Pro Rata Share

October 2018 – September 2019

80% Pro Rata Share

October 2019 and after

100% Pro Rata Share

However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in October 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of the unscheduled principal payments or (ii) on or after the Distribution Date in October 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of the unscheduled principal payments.

Scheduled principal payments will be distributed pro rata to the Senior and Subordinate Certificates.

Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage related to the loan group (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date), the related Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans in the related group, regardless of any unscheduled principal payment percentages above.

Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled principal amounts and (ii) the excess, if any, of voluntary prepayments over Deferred Interest.

Allocation of

Realized Losses:

Any realized losses on the Mortgage Loans will be allocated as follows: to the Subordinate Certificates in reverse order of their numerical designations, in each case until the related class principal balance has been reduced to zero; and to the Senior Certificates (other than the Class X-1, Class X-2 and Class X-B Certificates) as follows:

1.

Any remaining realized losses on the Group 1 Mortgage Loans will be allocated to the to the Class A-R, Class 1-A1A, Class 1-A1B, the Group 1 component of the Class PO-B Certificates and the Class PO-1 Certificates on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class 1-A1A and Class 1-A1B Certificates will be allocated sequentially to the Class 1-A1B and Class 1-A1A Certificates, in that order, until the related class principal balance has been reduced to zero.

2.

Any remaining realized losses on the Group 2 Mortgage Loans will be allocated to the to the Class 2-A1A, Class 2-A1B, the Group 2 component of the Class PO-B Certificates and the Class PO-2 Certificates on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that all realized losses allocable to the Class 2-A1A and Class 2-A1B Certificates will be allocated sequentially to the Class 2-A1B and Class 2-A1A Certificates, in that order, until the related class principal balance has been reduced to zero.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the trustee fee rate.

Net WAC Cap:

The “Net WAC Cap” for the Class 1-A1A and Class 1-A1B Certificates (the “Group 1 Net WAC Cap”) for any Distribution Date equals the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans (and in the case of the Class 1-A1B Certificate only, reduced by the insurance premium rate).

The “Net WAC Cap” for the Class 2-A1A and Class 2-A1B Certificates (the “Group 2 Net WAC Cap”) for any Distribution Date equals the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans (and in the case of the Class 2-A1B Certificate only, reduced by the insurance premium rate).

The “Net WAC Cap” applicable for the Subordinate Certificates (the “Subordinate Net WAC Cap”) for any Distribution Date equals the product of (i) the weighted average of the Group 1 Net WAC Cap and the Group 2 Net WAC Cap (computed without the adjustments applicable to the Class 1-A1B and Class 2-A1B Certificates) weighted on the basis of the Group Subordinate Amounts for Group 1 and Group 2, multiplied by (ii) the quotient of 30 divided by the actual number of days in the accrual period.

The “Group Subordinate Amount” for either Group 1 or Group 2 and any Distribution Date, the excess, if any, of (i) the sum of the aggregate principal balance of the Mortgage Loans in such Group as of the first day of the prior to such Distribution Date, over the aggregate of the principal balances of the Senior Certificates related to such Group immediately prior to such Distribution Date.

Net Maximum Rate:

The “Net Maximum Rate” with respect to each Mortgage Loan is equal to the maximum mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the trustee fee rate.

Net Maximum Rate Cap:

The “Net Maximum Rate Cap” for the Group 1 Certificates is equal to the Group 1 Net WAC Cap computed by assuming each Group 1 Mortgage Loan accrued interest at its Net Maximum Rate.

The “Net Maximum Rate Cap” for the Group 2 Certificates is equal to the Group 2 Net WAC Cap computed by assuming each Group 2 Mortgage Loan accrued interest at its Net Maximum Rate.

The “Net Maximum Rate Cap” for the Subordinate Certificates is equal to the Subordinate Net WAC Cap computed by assuming each Mortgage Loan accrued interest at its Net Maximum Rate.

Carryover Shortfall

Amount:

Each of the Offered Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, the related “Carryover Shortfall Amount”).  The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class X-1, Class X-2 and Class X-B Certificates (after the reduction due to Net Deferred Interest allocable to the Class X-1, Class X-2 and Class X-B Certificates),  on such Distribution Date or future Distribution Dates.

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Class 1-A1A and Class 1-A1B Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 1 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Class 2-A1A and Class 2-A1B Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 2 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Subordinate Certificates and for any Distribution Date equals (x) the Subordinate Net WAC Cap, computed for this purpose by first reducing the Group 1 Net WAC Cap and the Group 2 Net WAC Cap by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the related Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the related Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Class X-1, Class X-2 and Class X-B Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class X-1, Class X-2 and Class X-B Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rates of each mortgage loan group by a per annum rate equal to the quotient of (a) the Net Deferred Interest on such mortgage loan group for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the mortgage loan group as of the first day of the month prior to such Distribution Date, and (ii) computing the amount of interest accrued on the certificates (other than the Class X-1, Class X-2 and Class X-B Certificates) by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the Certificates.

Net Deferred Interest:

The “Net Deferred Interest” for a Distribution Date and each Mortgage Loan Group is the excess, if any, of related Deferred Interest for the related due period and group over voluntary principal prepayments for the related prepayment period and group.

For any Distribution Date, Net Deferred Interest will be allocated among the related Certificates in an amount equal to the excess, if any, for each such related class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date.  The amount of current interest allocable to each Class of Certificates will be reduced by the amount of related Net Deferred Interest allocable to such Class of Certificates and such related Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the related component of the Class PO-1, Class PO-2 and Class PO-B Certificates in the case of the Class X-1, Class X-2 and Class X-B Certificates).

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

* The related classes of Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, provided, however, that any interest distributable to the Class X-1, Class X-2 and Class X-B Certificates from each loan group will be based on the portion of the certificate notional amount derived from such loan group and that any interest otherwise distributable with respect to the Class X-1, Class X-2 and Class X-B Certificates will be reduced to the extent necessary to pay any related Carryover Shortfall Amount below (after giving effect to any related Net Deferred Interest amount allocated to the related Class PO Class);

2)

**

a)

from the Group 1 Mortgage Loans to the first to the Class A-R, second pro rata to the Class 1-A1A and Class 1-A1B Certificates and third to the Class PO-1 Certificates and the Group 1 component of the Class PO-B Certificates, until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

b)

from the Group 2 Mortgage Loans, first pro rata to the Class 2-A1A and Class 2-A1B Certificates and second to the Class PO-2 Certificates and the Group 2 component of the Class PO-B Certificates, until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

3)

to the Class 1-A1A and Class 1-A1B Certificates, and to the Class 2-A1A and Class 2-A1B Certificates, on a pro rata basis, to pay any related Carryover Shortfall Amount from amounts otherwise distributable with respect to the Class X-1 and Class X-2 Certificates, respectively (after giving effect to any related Net Deferred Interest amount allocated to the Class X-1 and Class X-2 Certificates);

4)

To the Insurer, any reimbursement amounts due for prior draws on the Policy;

5)

Class B1 Certificates, accrued and unpaid interest at the Class B1 Certificate Interest Rate;

6)

Class B1 Certificates, principal allocable to such Class;

7)

Class B2 Certificates, accrued and unpaid interest at the Class B2 Certificate Interest Rate;

8)

Class B2 Certificates, principal allocable to such Class;

9)

Class B3 Certificates, accrued and unpaid interest at the Class B3 Certificate Interest Rate;

10)

Class B3 Certificates, principal allocable to such Class;

11)

Class B4 Certificates, accrued and unpaid interest at the Class B4 Certificate Interest Rate;

12)

Class B4 Certificates, principal allocable to such Class;

13)

to the Class B5, Class B6 and Class B7 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

14)

to the Subordinate Certificates, sequentially in numerical order, to pay any related Carryover Shortfall Amount from amounts otherwise distributable with respect to the Class X-B Certificates (after giving effect to any Net Deferred Interest amount allocated to the Class X-B Certificates)

*   The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any related Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

** Under certain limited circumstances such as when (i) the aggregate principal balance of any of the Class A Certificates related to each group and the related principal only component have been    reduced to zero or (ii) the aggregate principal balance of any of the Class A Certificates related to each group and the related principal only component are undercollateralized, principal and/or interest from such related mortgage loan Group in case (i) or principal and interest from the other mortgage loan Group in the case (ii) will be used to make    payments on the unrelated Class A Certificates and principal only component, as described in the prospectus.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.  GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

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The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Yield Tables (%)

Class B1 To Optional Call Date
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	12.88	9.11	6.88	4.70	3.50
MDUR (yr)	9.38	7.20	5.71	4.12	3.15
First Prin Pay	1	1	1	1	1
Last Prin Pay	222	161	123	80	56

Class B1 To Maturity
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.75	9.99	7.64	5.32	4.07
MDUR (yr)	9.71	7.61	6.12	4.52	3.57
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class B2 To Optional Call Date
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	12.88	9.11	6.88	4.70	3.50
MDUR (yr)	9.20	7.09	5.64	4.08	3.13
First Prin Pay	1	1	1	1	1
Last Prin Pay	222	161	123	80	56

Class B2 To Maturity
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.75	9.99	7.64	5.32	4.07
MDUR (yr)	9.51	7.48	6.04	4.47	3.54
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Yield Tables (%)

Class B3 To Optional Call Date
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	12.88	9.11	6.88	4.70	3.50
MDUR (yr)	8.78	6.84	5.49	4.00	3.08
First Prin Pay	1	1	1	1	1
Last Prin Pay	222	161	123	80	56

Class B3 To Maturity
Price = 100-00	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.75	9.99	7.64	5.32	4.07
MDUR (yr)	9.06	7.20	5.85	4.37	3.48
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class B4 To Optional Call Date
Price = 97-29+	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	12.88	9.11	6.88	4.70	3.50
MDUR (yr)	8.63	6.74	5.42	3.95	3.05
First Prin Pay	1	1	1	1	1
Last Prin Pay	222	161	123	80	56

Class B4 To Maturity
Price = 97-29+	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.75	9.99	7.64	5.32	4.07
MDUR (yr)	8.89	7.08	5.76	4.30	3.43
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Aggregate Initial Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$1,067,043,036	$21,000	$2,997,481
Average Scheduled Principal Balance	$329,131
Number of Mortgage Loans	3,242

Weighted Average Gross Coupon	5.772%	1.000%	8.000%
Weighted Average FICO Score	700	542	820
Weighted Average Original LTV	76.55%	5.06%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	358 months	346 months	360 months
Weighted Average Seasoning	2 months	0 months	14 months

Weighted Average Gross Margin	3.141%	1.775%	5.075%
Weighted Average Minimum Interest Rate	3.141%	1.775%	5.075%
Weighted Average Maximum Interest Rate	9.951%	8.000%	12.325%

Weighted Average Months to Roll	1 months	1 months	3 months

Weighted Average Neg Am Limit	115%	110	115
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Jul 1 2034	Sep 1 2035
Maximum Zip Code Concentration	0.59%	94558

ARM	100.00%	Cash Out Refinance	52.28%
		Purchase	32.59%
Negam MTA	100.00%	Rate/Term Refinance	15.13%

Prepay Penalty: 36 months	89.59%	Single Family	65.59%
Prepay Penalty: N/A	9.91%	PUD	18.34%
Prepay Penalty: 12 months	0.50%	Condominium	9.81%
		Two-Four Family	6.25%
First Lien	100.00%
		Primary	83.14%
Reduced Documentation	64.92%	Investor	13.08%
SISA	17.59%	Second Home	3.78%
Full Documentation	13.96%
Alternative Documentation	3.50%	Top 5 States:
No Income / No Asset	0.03%	California	62.05%
		Florida	13.70%
		Nevada	4.39%
		Arizona	2.59%
		Michigan	1.60%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 - 50,000.00	6	235,797.87	0.02%	6.048	359	75.58	714
50,000.01 - 100,000.00	99	8,212,520.35	0.77%	5.853	358	77.27	712
100,000.01 - 150,000.00	315	40,014,189.87	3.75%	5.572	358	79.77	705
150,000.01 - 200,000.00	484	84,890,945.00	7.96%	5.887	358	78.58	700
200,000.01 - 250,000.00	432	97,427,509.29	9.13%	5.876	358	78.72	698
250,000.01 - 300,000.00	440	120,636,747.65	11.31%	5.859	358	78.87	701
300,000.01 - 350,000.00	359	116,547,741.12	10.92%	5.815	358	78.21	699
350,000.01 - 400,000.00	340	128,631,460.93	12.05%	5.918	358	77.46	697
400,000.01 - 450,000.00	172	73,028,708.62	6.84%	5.771	358	76.41	698
450,000.01 - 500,000.00	144	68,714,155.01	6.44%	5.918	358	76.48	700
500,000.01 - 550,000.00	110	57,833,745.65	5.42%	5.791	358	76.56	703
550,000.01 - 600,000.00	85	48,830,551.58	4.58%	5.720	358	76.39	699
600,000.01 - 650,000.00	89	56,390,110.89	5.28%	5.531	358	75.38	698
650,000.01 - 700,000.00	37	24,904,521.37	2.33%	5.562	358	73.77	704
700,000.01 - 750,000.00	20	14,432,476.86	1.35%	5.751	358	73.06	713
750,000.01 - 800,000.00	23	17,972,050.41	1.68%	5.714	358	75.42	713
800,000.01 - 850,000.00	12	9,905,295.37	0.93%	5.683	358	71.60	703
850,000.01 - 900,000.00	13	11,462,712.47	1.07%	5.472	358	74.33	735
900,000.01 - 950,000.00	6	5,542,379.19	0.52%	5.914	358	75.52	699
950,000.01 - 1,000,000.00	18	17,822,858.10	1.67%	5.327	358	67.13	685
1,000,000.01+	38	63,606,558.48	5.96%	5.406	359	66.61	700
Total	3,242	1,067,043,036.08	100.00%	5.772	358	76.55	700

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	99	34,178,757.87	3.20%	1.066	360	76.14	699
1.500 - 1.999	56	16,412,804.60	1.54%	1.750	358	74.98	686
2.000 - 2.499	22	6,867,251.68	0.64%	2.066	359	75.27	683
2.500 - 2.999	14	3,122,101.41	0.29%	2.750	358	91.55	689
3.000 - 3.499	6	1,220,064.67	0.11%	3.208	359	90.31	671
3.500 - 3.999	12	2,099,983.77	0.20%	3.660	357	89.31	685
4.000 - 4.499	1	294,085.05	0.03%	4.125	359	95.00	686
4.500 - 4.999	13	6,767,112.80	0.63%	4.795	358	72.98	717
5.000 - 5.499	101	43,908,457.03	4.11%	5.257	358	74.89	709
5.500 - 5.999	1,081	370,378,932.93	34.71%	5.751	358	73.59	704
6.000 - 6.499	1,333	440,838,794.76	41.31%	6.154	358	76.95	701
6.500 - 6.999	361	107,306,753.84	10.06%	6.608	358	81.10	688
7.000 - 7.499	106	25,279,782.70	2.37%	7.092	358	90.76	700
7.500 - 7.999	35	7,896,396.58	0.74%	7.605	358	91.47	694
8.000 - 8.499	2	471,756.39	0.04%	8.000	359	90.00	626
Total	3,242	1,067,043,036.08	100.00%	5.772	358	76.55	700

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
525-549	1	203,451.89	0.02%	6.000	356	70.00	542
600-624	62	19,605,196.71	1.84%	5.614	359	74.80	619
625-649	368	114,973,869.99	10.77%	5.690	358	76.90	639
650-674	583	193,012,755.55	18.09%	5.781	358	76.22	663
675-699	715	244,281,226.72	22.89%	5.831	358	76.57	687
700-724	554	183,165,187.40	17.17%	5.854	358	77.48	711
725-749	404	139,459,715.93	13.07%	5.686	358	76.69	737
750-774	312	95,830,531.92	8.98%	5.698	358	76.39	761
775-799	190	60,105,358.38	5.63%	5.825	358	75.22	785
800+	43	11,952,273.02	1.12%	5.642	358	75.28	806
None	10	4,453,468.57	0.42%	5.571	358	71.43	0
Total	3,242	1,067,043,036.08	100.00%	5.772	358	76.55	700

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	84	27,287,512.50	2.56%	5.828	358	40.42	712
50.00- 54.99	37	15,229,536.77	1.43%	5.500	358	52.10	698
55.00- 59.99	68	23,839,781.83	2.23%	5.589	358	57.79	705
60.00- 64.99	115	46,990,217.32	4.40%	5.673	358	62.23	696
65.00- 69.99	180	74,881,736.34	7.02%	5.724	358	67.62	702
70.00- 74.99	304	115,041,419.98	10.78%	5.716	358	72.36	693
75.00- 79.99	635	228,417,089.51	21.41%	5.582	358	76.87	699
80.00	1,134	373,508,633.37	35.00%	5.720	358	80.00	705
80.01- 84.99	37	9,775,205.90	0.92%	6.341	358	83.48	688
85.00- 89.99	123	30,584,152.68	2.87%	6.405	358	88.36	687
90.00- 94.99	386	87,161,442.78	8.17%	6.286	358	90.40	691
95.00- 99.99	139	34,326,307.10	3.22%	6.216	358	95.00	717
Total	3,242	1,067,043,036.08	100.00%	5.772	358	76.55	700

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	3,242	1,067,043,036.08	100.00%	5.772	358	76.55	700
Total	3,242	1,067,043,036.08	100.00%	5.772	358	76.55	700

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	3,242	1,067,043,036.08	100.00%	5.772	358	76.55	700
Total	3,242	1,067,043,036.08	100.00%	5.772	358	76.55	700

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	149	41,014,378.11	3.84%	5.674	358	74.57	715
20.01 -25.00	191	55,989,360.98	5.25%	5.871	358	75.27	704
25.01 -30.00	306	92,833,662.10	8.70%	5.669	358	75.02	702
30.01 -35.00	499	156,911,521.60	14.71%	5.743	358	76.14	697
35.01 -40.00	768	275,607,586.79	25.83%	5.788	358	76.32	701
40.01 -45.00	665	225,935,113.61	21.17%	5.769	358	77.17	695
45.01 -50.00	402	132,114,337.52	12.38%	5.810	358	78.04	702
50.01 -55.00	238	77,175,214.87	7.23%	5.841	358	77.79	704
55.01 -60.00	19	7,978,154.44	0.75%	5.613	358	76.36	704
None	5	1,483,706.06	0.14%	6.065	358	72.29	690
Total	3,242	1,067,043,036.08	100.00%	5.772	358	76.55	700

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	3,242	1,067,043,036.08	100.00%	5.772	358	76.55	700
Total	3,242	1,067,043,036.08	100.00%	5.772	358	76.55	700

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam MTA	3,242	1,067,043,036.08	100.00%	5.772	358	76.55	700
Total	3,242	1,067,043,036.08	100.00%	5.772	358	76.55	700

With Silent 2nds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Seconds	2,719	859,919,425.20	80.59%	5.822	358	76.57	701
Silent Second	523	207,123,610.88	19.41%	5.568	358	76.47	699
Total	3,242	1,067,043,036.08	100.00%	5.772	358	76.55	700

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	272	105,759,621.33	9.91%	5.819	357	75.16	713
Prepay Penalty: 12 months	4	5,355,537.36	0.50%	4.231	359	67.15	659
Prepay Penalty: 36 months	2,966	955,927,877.39	89.59%	5.776	358	76.76	699
Total	3,242	1,067,043,036.08	100.00%	5.772	358	76.55	700

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	3,242	1,067,043,036.08	100.00%	5.772	358	76.55	700
Total	3,242	1,067,043,036.08	100.00%	5.772	358	76.55	700

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	154	37,396,365.38	3.50%	5.722	358	78.49	699
Full Documentation	537	148,906,538.96	13.96%	5.711	358	78.99	692
No Income / No Asset	2	293,184.68	0.03%	5.963	357	60.26	668
Reduced Documentation	1,887	692,717,324.35	64.92%	5.741	358	75.96	702
SISA	662	187,729,622.71	17.59%	5.948	358	76.46	702
Total	3,242	1,067,043,036.08	100.00%	5.772	358	76.55	700

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	1,657	557,855,833.84	52.28%	5.818	358	73.62	695
Purchase	1,047	347,786,702.91	32.59%	5.667	358	80.97	713
Rate/Term Refinance	538	161,400,499.33	15.13%	5.843	358	77.15	692
Total	3,242	1,067,043,036.08	100.00%	5.772	358	76.55	700

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	377	104,730,113.66	9.81%	5.838	358	79.47	706
PUD	591	195,742,889.89	18.34%	5.789	358	77.85	700
Single Family	2,078	699,900,344.93	65.59%	5.756	358	76.05	698
Two-Four Family	196	66,669,687.60	6.25%	5.790	358	73.40	713
Total	3,242	1,067,043,036.08	100.00%	5.772	358	76.55	700

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	518	139,540,528.40	13.08%	5.875	358	74.52	717
Primary	2,591	887,144,813.52	83.14%	5.769	358	76.88	697
Second Home	133	40,357,694.16	3.78%	5.502	358	76.43	720
Total	3,242	1,067,043,036.08	100.00%	5.772	358	76.55	700

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	3	427,752.32	0.04%	6.420	358	87.84	731
Arizona	119	27,633,497.83	2.59%	5.973	358	78.60	697
California	1,589	662,112,975.50	62.05%	5.854	358	75.04	699
Colorado	55	12,905,047.31	1.21%	5.838	358	81.72	705
Connecticut	22	4,825,993.70	0.45%	5.683	359	78.39	702
Delaware	6	1,177,261.79	0.11%	6.212	358	87.70	680
District of Columbia	2	569,568.89	0.05%	6.176	357	51.01	723
Florida	551	146,135,875.35	13.70%	5.392	359	78.63	703
Georgia	15	2,641,221.04	0.25%	6.275	358	83.02	707
Hawaii	16	7,103,861.17	0.67%	5.156	358	69.44	713
Idaho	23	3,470,162.84	0.33%	5.500	359	80.75	706
Illinois	22	5,564,677.10	0.52%	5.774	358	80.66	706
Indiana	13	2,030,831.21	0.19%	5.282	359	78.24	714
Kansas	1	123,278.84	0.01%	2.750	359	95.00	688
Kentucky	4	510,711.69	0.05%	4.635	358	84.71	668
Louisiana	1	310,220.21	0.03%	5.625	359	70.67	630
Maine	2	269,488.80	0.03%	3.625	346	74.02	691
Maryland	46	14,744,538.17	1.38%	5.910	358	80.25	689
Massachusetts	5	1,410,040.74	0.13%	5.961	358	72.47	682
Michigan	99	17,073,828.06	1.60%	5.987	358	83.00	708
Minnesota	26	5,317,764.95	0.50%	6.049	359	82.18	710
Mississippi	1	179,792.69	0.02%	5.625	358	90.00	671
Missouri	12	2,714,879.52	0.25%	6.493	358	82.41	696
Montana	3	624,341.72	0.06%	5.105	359	85.51	676
Nevada	187	46,790,400.16	4.39%	6.057	358	80.24	705
New Hampshire	1	264,727.84	0.02%	5.625	358	74.44	693
New Jersey	37	11,388,590.60	1.07%	5.634	358	79.14	697
New Mexico	1	364,072.78	0.03%	5.750	357	80.00	711
New York	23	11,630,629.96	1.09%	4.362	358	64.68	693
North Carolina	11	4,828,330.35	0.45%	6.047	358	71.18	711
Ohio	39	5,562,787.71	0.52%	5.479	359	80.92	694
Oklahoma	11	1,516,779.22	0.14%	4.815	359	83.92	729
Oregon	26	5,195,847.96	0.49%	5.384	359	79.48	711
Pennsylvania	50	10,089,374.00	0.95%	5.248	358	82.76	696
Rhode Island	7	1,379,860.51	0.13%	6.081	358	72.07	683
South Carolina	3	1,016,187.28	0.10%	6.114	359	77.81	700
South Dakota	1	203,075.77	0.02%	6.125	358	74.71	703
Tennessee	12	2,015,580.25	0.19%	5.934	359	79.41	720
Texas	30	5,286,586.55	0.50%	6.014	358	81.33	733
Utah	49	9,894,471.37	0.93%	5.516	359	82.10	701
Virginia	32	10,751,832.51	1.01%	6.045	358	78.64	707
Washington	61	14,741,106.56	1.38%	5.919	358	80.92	705
Wisconsin	25	4,245,183.26	0.40%	5.964	358	80.46	707
Total	3,242	1,067,043,036.08	100.00%	5.772	358	76.55	700

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.500 - 1.999	10	6,833,488.21	0.64%	3.954	359	69.12	690
2.000 - 2.499	68	29,495,767.53	2.76%	4.887	358	74.67	711
2.500 - 2.999	1,144	399,428,986.11	37.43%	5.536	358	73.77	704
3.000 - 3.499	1,431	466,722,436.59	43.74%	5.879	358	76.94	700
3.500 - 3.999	427	126,745,606.47	11.88%	6.068	358	80.46	690
4.000 - 4.499	124	29,201,098.20	2.74%	6.828	358	90.82	698
4.500 - 4.999	36	8,143,896.58	0.76%	7.472	359	91.43	694
5.000 - 5.499	2	471,756.39	0.04%	8.000	359	90.00	626
Total	3,242	1,067,043,036.08	100.00%	5.772	358	76.55	700

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.500 - 1.999	10	6,833,488.21	0.64%	3.954	359	69.12	690
2.000 - 2.499	68	29,495,767.53	2.76%	4.887	358	74.67	711
2.500 - 2.999	1,144	399,428,986.11	37.43%	5.536	358	73.77	704
3.000 - 3.499	1,430	466,593,358.53	43.73%	5.879	358	76.93	700
3.500 - 3.999	428	126,874,684.53	11.89%	6.068	358	80.46	690
4.000 - 4.499	124	29,201,098.20	2.74%	6.828	358	90.82	698
4.500 - 4.999	36	8,143,896.58	0.76%	7.472	359	91.43	694
5.000 - 5.499	2	471,756.39	0.04%	8.000	359	90.00	626
Total	3,242	1,067,043,036.08	100.00%	5.772	358	76.55	700

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
8.000 - 8.499	1	180,782.71	0.02%	5.875	358	79.99	737
8.500 - 8.999	1	234,180.84	0.02%	6.375	357	90.00	675
9.000 - 9.499	1	159,240.39	0.01%	5.625	357	90.00	641
9.500 - 9.999	3,226	1,063,709,804.92	99.69%	5.771	358	76.53	700
10.000 -10.499	5	929,188.37	0.09%	6.232	358	72.47	741
10.500 -10.999	7	1,664,263.37	0.16%	6.264	357	86.15	691
12.000 -12.499	1	165,575.48	0.02%	5.625	356	90.00	719
Total	3,242	1,067,043,036.08	100.00%	5.772	358	76.55	700

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110	18	9,861,291.39	0.92%	4.728	358	64.02	694
115	3,224	1,057,181,744.69	99.08%	5.782	358	76.67	700
Total	3,242	1,067,043,036.08	100.00%	5.772	358	76.55	700

Initial Group 1 Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$509,623,736	$21,000	$674,798
Average Scheduled Principal Balance	$229,044
Number of Mortgage Loans	2,225

Weighted Average Gross Coupon	5.846%	1.000%	8.000%
Weighted Average FICO Score	702	620	820
Weighted Average Original LTV	78.36%	5.06%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	358 months	346 months	360 months
Weighted Average Seasoning	2 months	0 months	14 months

Weighted Average Gross Margin	3.239%	1.775%	5.075%
Weighted Average Minimum Interest Rate	3.239%	1.775%	5.075%
Weighted Average Maximum Interest Rate	9.952%	8.000%	12.325%

Weighted Average Months to Roll	1 months	1 months	3 months

Weighted Average Neg Am Limit	115%	110	115
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Jul 1 2034	Sep 1 2035
Maximum Zip Code Concentration	0.42%	89123

ARM	100.00%	Cash Out Refinance	52.94%
		Purchase	31.34%
Negam MTA	100.00%	Rate/Term Refinance	15.71%

Prepay Penalty: 36 months	93.11%	Single Family	59.33%
Prepay Penalty: N/A	6.89%	PUD	18.69%
		Condominium	11.95%
First Lien	100.00%	Two-Four Family	10.03%

Reduced Documentation	53.82%	Primary	77.63%
SISA	24.08%	Investor	18.27%
Full Documentation	17.34%	Second Home	4.10%
Alternative Documentation	4.75%
		Top 5 States:
		California	41.18%
		Florida	19.40%
		Nevada	7.71%
		Arizona	4.32%
		Michigan	2.94%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 - 50,000.00	6	235,797.87	0.05%	6.048	359	75.58	714
50,000.01 - 100,000.00	97	8,057,889.72	1.58%	5.847	358	77.45	713
100,000.01 - 150,000.00	313	39,729,932.66	7.80%	5.569	358	79.85	705
150,000.01 - 200,000.00	477	83,700,344.69	16.42%	5.890	358	78.60	701
200,000.01 - 250,000.00	428	96,534,624.74	18.94%	5.873	358	78.76	699
250,000.01 - 300,000.00	436	119,529,984.97	23.45%	5.854	358	78.85	702
300,000.01 - 350,000.00	358	116,227,741.12	22.81%	5.828	358	78.21	699
350,000.01 - 400,000.00	68	24,693,556.49	4.85%	5.944	358	77.41	705
400,000.01 - 450,000.00	13	5,412,567.62	1.06%	5.694	358	76.04	709
450,000.01 - 500,000.00	13	6,246,659.64	1.23%	5.908	359	71.41	718
500,000.01 - 550,000.00	9	4,747,197.74	0.93%	6.111	358	71.02	718
600,000.01 - 650,000.00	5	3,158,159.36	0.62%	6.222	359	66.71	744
650,000.01 - 700,000.00	2	1,349,279.86	0.26%	6.625	358	77.50	756
Total	2,225	509,623,736.48	100.00%	5.846	358	78.36	702

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	71	15,601,267.32	3.06%	1.057	360	76.39	705
1.500 - 1.999	41	8,949,604.70	1.76%	1.750	359	75.75	687
2.000 - 2.499	17	2,723,606.01	0.53%	2.090	359	81.96	700
2.500 - 2.999	14	3,122,101.41	0.61%	2.750	358	91.55	689
3.000 - 3.499	6	1,220,064.67	0.24%	3.208	359	90.31	671
3.500 - 3.999	12	2,099,983.77	0.41%	3.660	357	89.31	685
4.000 - 4.499	1	294,085.05	0.06%	4.125	359	95.00	686
4.500 - 4.999	4	411,121.94	0.08%	4.798	359	71.77	740
5.000 - 5.499	43	10,124,302.51	1.99%	5.250	358	75.14	713
5.500 - 5.999	698	161,552,463.09	31.70%	5.760	358	73.86	704
6.000 - 6.499	906	208,764,626.42	40.96%	6.167	358	78.64	702
6.500 - 6.999	281	65,880,632.28	12.93%	6.641	358	82.89	699
7.000 - 7.499	94	20,511,724.34	4.02%	7.092	358	90.79	700
7.500 - 7.999	35	7,896,396.58	1.55%	7.605	358	91.47	694
8.000 - 8.499	2	471,756.39	0.09%	8.000	359	90.00	626
Total	2,225	509,623,736.48	100.00%	5.846	358	78.36	702

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
600-624	33	7,062,649.83	1.39%	5.948	359	78.62	622
625-649	269	61,612,591.21	12.09%	5.698	358	78.74	639
650-674	395	89,044,132.66	17.47%	5.885	358	78.39	663
675-699	462	107,424,096.43	21.08%	5.899	358	78.59	687
700-724	389	91,324,982.01	17.92%	5.900	358	79.38	711
725-749	270	61,109,994.22	11.99%	5.776	358	78.51	737
750-774	232	53,429,066.72	10.48%	5.825	358	77.14	761
775-799	140	31,389,395.02	6.16%	5.907	358	76.16	786
800+	35	7,226,828.38	1.42%	5.518	359	75.16	805
Total	2,225	509,623,736.48	100.00%	5.846	358	78.36	702

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	63	13,626,257.70	2.67%	5.734	358	39.99	710
50.00- 54.99	24	5,680,976.35	1.11%	5.937	358	52.34	714
55.00- 59.99	47	10,474,375.00	2.06%	5.635	358	57.60	709
60.00- 64.99	78	19,487,900.70	3.82%	5.865	358	62.53	709
65.00- 69.99	110	26,206,347.23	5.14%	5.670	358	67.70	710
70.00- 74.99	180	44,349,012.42	8.70%	5.780	358	72.29	697
75.00- 79.99	399	93,941,290.53	18.43%	5.595	358	76.79	697
80.00	717	164,891,418.32	32.36%	5.696	358	80.00	706
80.01- 84.99	28	5,945,072.87	1.17%	6.401	358	83.33	687
85.00- 89.99	98	20,780,976.88	4.08%	6.358	358	88.28	690
90.00- 94.99	357	76,137,540.30	14.94%	6.290	358	90.40	692
95.00- 99.99	124	28,102,568.18	5.51%	6.227	358	95.00	718
Total	2,225	509,623,736.48	100.00%	5.846	358	78.36	702

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	2,225	509,623,736.48	100.00%	5.846	358	78.36	702
Total	2,225	509,623,736.48	100.00%	5.846	358	78.36	702

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	2,225	509,623,736.48	100.00%	5.846	358	78.36	702
Total	2,225	509,623,736.48	100.00%	5.846	358	78.36	702

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	119	22,901,453.77	4.49%	5.780	358	74.33	713
20.01 -25.00	147	33,054,062.20	6.49%	5.754	358	76.34	709
25.01 -30.00	238	51,389,035.22	10.08%	5.728	358	78.31	708
30.01 -35.00	365	81,875,472.81	16.07%	5.796	358	78.29	698
35.01 -40.00	493	120,142,417.17	23.57%	5.951	358	78.09	702
40.01 -45.00	423	99,320,386.22	19.49%	5.823	358	79.16	693
45.01 -50.00	269	61,719,562.58	12.11%	5.849	358	79.71	704
50.01 -55.00	161	37,096,619.87	7.28%	5.984	358	79.50	709
55.01 -60.00	9	1,996,724.30	0.39%	5.297	359	74.36	682
None	1	128,002.34	0.03%	5.625	357	80.00	667
Total	2,225	509,623,736.48	100.00%	5.846	358	78.36	702

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	2,225	509,623,736.48	100.00%	5.846	358	78.36	702
Total	2,225	509,623,736.48	100.00%	5.846	358	78.36	702

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam MTA	2,225	509,623,736.48	100.00%	5.846	358	78.36	702
Total	2,225	509,623,736.48	100.00%	5.846	358	78.36	702

With Silent 2nds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Seconds	1,930	440,702,980.63	86.48%	5.857	358	78.35	702
Silent Second	295	68,920,755.85	13.52%	5.770	358	78.38	701
Total	2,225	509,623,736.48	100.00%	5.846	358	78.36	702

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	152	35,138,098.99	6.89%	5.954	357	77.02	712
Prepay Penalty: 36 months	2,073	474,485,637.49	93.11%	5.838	358	78.46	701
Total	2,225	509,623,736.48	100.00%	5.846	358	78.36	702

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	2,225	509,623,736.48	100.00%	5.846	358	78.36	702
Total	2,225	509,623,736.48	100.00%	5.846	358	78.36	702

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	128	24,208,598.80	4.75%	5.828	358	80.00	708
Full Documentation	424	88,388,193.30	17.34%	5.815	358	80.19	693
Reduced Documentation	1,154	274,287,892.46	53.82%	5.791	358	77.78	704
SISA	519	122,739,051.92	24.08%	5.992	358	78.01	702
Total	2,225	509,623,736.48	100.00%	5.846	358	78.36	702

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	1,131	269,813,451.71	52.94%	5.849	358	74.79	697
Purchase	712	159,735,675.22	31.34%	5.792	358	83.65	716
Rate/Term Refinance	382	80,074,609.55	15.71%	5.941	358	79.79	689
Total	2,225	509,623,736.48	100.00%	5.846	358	78.36	702

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	297	60,911,014.13	11.95%	5.819	358	81.68	707
PUD	416	95,246,438.28	18.69%	5.833	358	80.56	704
Single Family	1,340	302,343,323.23	59.33%	5.827	358	77.88	698
Two-Four Family	172	51,122,960.84	10.03%	6.010	358	73.13	714
Total	2,225	509,623,736.48	100.00%	5.846	358	78.36	702

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	436	93,128,619.22	18.27%	5.988	358	74.95	719
Primary	1,691	395,597,459.14	77.63%	5.831	358	79.01	697
Second Home	98	20,897,658.12	4.10%	5.487	358	81.17	720
Total	2,225	509,623,736.48	100.00%	5.846	358	78.36	702

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	3	427,752.32	0.08%	6.420	358	87.84	731
Arizona	111	22,008,491.33	4.32%	5.914	358	80.11	703
California	754	209,846,181.80	41.18%	6.046	358	74.71	701
Colorado	50	10,619,699.36	2.08%	5.955	358	82.51	698
Connecticut	21	4,443,212.07	0.87%	5.601	359	77.52	699
Delaware	5	813,941.71	0.16%	5.916	358	84.46	682
District of Columbia	2	569,568.89	0.11%	6.176	357	51.01	723
Florida	476	98,872,702.31	19.40%	5.521	359	81.09	700
Georgia	14	2,263,569.99	0.44%	6.363	358	84.36	695
Hawaii	11	4,077,036.26	0.80%	4.869	359	74.88	715
Idaho	23	3,470,162.84	0.68%	5.500	359	80.75	706
Illinois	19	4,179,709.44	0.82%	6.016	358	82.67	705
Indiana	12	1,668,292.79	0.33%	5.316	359	81.52	708
Kansas	1	123,278.84	0.02%	2.750	359	95.00	688
Kentucky	4	510,711.69	0.10%	4.635	358	84.71	668
Louisiana	1	310,220.21	0.06%	5.625	359	70.67	630
Maine	2	269,488.80	0.05%	3.625	346	74.02	691
Maryland	34	8,392,828.88	1.65%	5.792	358	80.89	695
Massachusetts	5	1,410,040.74	0.28%	5.961	358	72.47	682
Michigan	93	14,962,160.61	2.94%	5.977	358	84.52	708
Minnesota	26	5,317,764.95	1.04%	6.049	359	82.18	710
Mississippi	1	179,792.69	0.04%	5.625	358	90.00	671
Missouri	11	2,055,145.85	0.40%	6.490	359	83.18	695
Montana	3	624,341.72	0.12%	5.105	359	85.51	676
Nevada	172	39,307,786.60	7.71%	6.069	358	80.47	709
New Hampshire	1	264,727.84	0.05%	5.625	358	74.44	693
New Jersey	30	8,267,130.36	1.62%	5.897	358	80.72	694
New York	16	4,461,518.94	0.88%	3.897	358	73.37	708
North Carolina	8	1,674,568.37	0.33%	6.024	358	79.03	707
Ohio	39	5,562,787.71	1.09%	5.479	359	80.92	694
Oklahoma	11	1,516,779.22	0.30%	4.815	359	83.92	729
Oregon	25	4,772,858.38	0.94%	5.329	358	79.43	704
Pennsylvania	48	9,072,722.17	1.78%	5.182	358	82.94	703
Rhode Island	7	1,379,860.51	0.27%	6.081	358	72.07	683
South Carolina	2	305,385.21	0.06%	6.669	357	84.35	692
South Dakota	1	203,075.77	0.04%	6.125	358	74.71	703
Tennessee	11	1,621,521.56	0.32%	6.100	359	81.72	725
Texas	28	4,352,407.08	0.85%	6.010	358	83.07	724
Utah	44	7,931,930.16	1.56%	5.375	359	82.55	696
Virginia	18	4,224,353.21	0.83%	6.123	358	77.40	710
Washington	57	13,043,044.04	2.56%	5.986	358	81.47	703
Wisconsin	25	4,245,183.26	0.83%	5.964	358	80.46	707
Total	2,225	509,623,736.48	100.00%	5.846	358	78.36	702

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.500 - 1.999	3	259,391.80	0.05%	4.753	359	58.19	719
2.000 - 2.499	31	7,318,219.91	1.44%	5.049	359	74.70	717
2.500 - 2.999	724	168,922,086.70	33.15%	5.530	358	74.01	704
3.000 - 3.499	984	223,478,472.58	43.85%	5.870	358	78.52	701
3.500 - 3.999	334	76,990,985.56	15.11%	6.070	358	82.48	699
4.000 - 4.499	111	24,038,926.96	4.72%	6.775	358	90.79	699
4.500 - 4.999	36	8,143,896.58	1.60%	7.472	359	91.43	694
5.000 - 5.499	2	471,756.39	0.09%	8.000	359	90.00	626
Total	2,225	509,623,736.48	100.00%	5.846	358	78.36	702

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.500 - 1.999	3	259,391.80	0.05%	4.753	359	58.19	719
2.000 - 2.499	31	7,318,219.91	1.44%	5.049	359	74.70	717
2.500 - 2.999	724	168,922,086.70	33.15%	5.530	358	74.01	704
3.000 - 3.499	983	223,349,394.52	43.83%	5.870	358	78.52	701
3.500 - 3.999	335	77,120,063.62	15.13%	6.070	358	82.49	699
4.000 - 4.499	111	24,038,926.96	4.72%	6.775	358	90.79	699
4.500 - 4.999	36	8,143,896.58	1.60%	7.472	359	91.43	694
5.000 - 5.499	2	471,756.39	0.09%	8.000	359	90.00	626
Total	2,225	509,623,736.48	100.00%	5.846	358	78.36	702

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
8.000 - 8.499	1	180,782.71	0.04%	5.875	358	79.99	737
8.500 - 8.999	1	234,180.84	0.05%	6.375	357	90.00	675
9.000 - 9.499	1	159,240.39	0.03%	5.625	357	90.00	641
9.500 - 9.999	2,210	506,668,935.64	99.42%	5.844	358	78.34	702
10.000 -10.499	5	929,188.37	0.18%	6.232	358	72.47	741
10.500 -10.999	6	1,285,833.05	0.25%	6.342	357	85.33	699
12.000 -12.499	1	165,575.48	0.03%	5.625	356	90.00	719
Total	2,225	509,623,736.48	100.00%	5.846	358	78.36	702

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110	12	3,340,806.21	0.66%	4.313	358	73.25	713
115	2,213	506,282,930.27	99.34%	5.856	358	78.39	702
Total	2,225	509,623,736.48	100.00%	5.846	358	78.36	702

Initial Group 2 Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$557,419,300	$67,838	$2,997,481
Average Scheduled Principal Balance	$548,102
Number of Mortgage Loans	1,017

Weighted Average Gross Coupon	5.706%	1.000%	7.375%
Weighted Average FICO Score	699	542	816
Weighted Average Original LTV	74.90%	21.46%	95.00%

Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	358 months	353 months	360 months
Weighted Average Seasoning	2 months	0 months	7 months

Weighted Average Gross Margin	3.051%	1.900%	4.450%
Weighted Average Minimum Interest Rate	3.051%	1.900%	4.450%
Weighted Average Maximum Interest Rate	9.951%	9.945%	10.950%

Weighted Average Months to Roll	1 months	1 months	2 months

Weighted Average Neg Am Limit	115%	110	115
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60 months	60 months	60 months

Maturity Date		Feb 1 2035	Sep 1 2035
Maximum Zip Code Concentration	0.97%	90069

ARM	100.00%	Cash Out Refinance	51.67%
		Purchase	33.74%
Negam MTA	100.00%	Rate/Term Refinance	14.59%

Prepay Penalty: 36 months	86.37%	Single Family	71.32%
Prepay Penalty: N/A	12.67%	PUD	18.03%
Prepay Penalty: 12 months	0.96%	Condominium	7.86%
		Two-Four Family	2.79%
First Lien	100.00%
		Primary	88.18%
Reduced Documentation	75.07%	Investor	8.33%
SISA	11.66%	Second Home	3.49%
Full Documentation	10.86%
Alternative Documentation	2.37%	Top 5 States:
No Income / No Asset	0.05%	California	81.14%
		Florida	8.48%
		Nevada	1.34%
		New York	1.29%
		Virginia	1.17%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
50,000.01 - 100,000.00	2	154,630.63	0.03%	6.149	359	68.09	649
100,000.01 - 150,000.00	2	284,257.21	0.05%	5.926	357	68.98	721
150,000.01 - 200,000.00	7	1,190,600.31	0.21%	5.655	359	77.46	624
200,000.01 - 250,000.00	4	892,884.55	0.16%	6.130	357	74.71	609
250,000.01 - 300,000.00	4	1,106,762.68	0.20%	6.398	359	80.95	638
300,000.01 - 350,000.00	1	320,000.00	0.06%	1.000	360	80.00	0
350,000.01 - 400,000.00	272	103,937,904.44	18.65%	5.911	358	77.48	696
400,000.01 - 450,000.00	159	67,616,141.00	12.13%	5.778	358	76.44	697
450,000.01 - 500,000.00	131	62,467,495.37	11.21%	5.919	358	76.99	698
500,000.01 - 550,000.00	101	53,086,547.91	9.52%	5.762	358	77.06	702
550,000.01 - 600,000.00	85	48,830,551.58	8.76%	5.720	358	76.39	699
600,000.01 - 650,000.00	84	53,231,951.53	9.55%	5.490	358	75.90	695
650,000.01 - 700,000.00	35	23,555,241.51	4.23%	5.501	358	73.56	701
700,000.01 - 750,000.00	20	14,432,476.86	2.59%	5.751	358	73.06	713
750,000.01 - 800,000.00	23	17,972,050.41	3.22%	5.714	358	75.42	713
800,000.01 - 850,000.00	12	9,905,295.37	1.78%	5.683	358	71.60	703
850,000.01 - 900,000.00	13	11,462,712.47	2.06%	5.472	358	74.33	735
900,000.01 - 950,000.00	6	5,542,379.19	0.99%	5.914	358	75.52	699
950,000.01 - 1,000,000.00	18	17,822,858.10	3.20%	5.327	358	67.13	685
1,000,000.01+	38	63,606,558.48	11.41%	5.406	359	66.61	700
Total	1,017	557,419,299.60	100.00%	5.706	358	74.90	699

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	28	18,577,490.55	3.33%	1.073	360	75.92	694
1.500 - 1.999	15	7,463,199.90	1.34%	1.750	358	74.06	685
2.000 - 2.499	5	4,143,645.67	0.74%	2.051	359	70.88	672
4.500 - 4.999	9	6,355,990.86	1.14%	4.795	358	73.06	715
5.000 - 5.499	58	33,784,154.52	6.06%	5.260	358	74.81	707
5.500 - 5.999	383	208,826,469.84	37.46%	5.745	358	73.39	704
6.000 - 6.499	427	232,074,168.34	41.63%	6.143	358	75.43	699
6.500 - 6.999	80	41,426,121.56	7.43%	6.555	358	78.27	670
7.000 - 7.499	12	4,768,058.36	0.86%	7.090	358	90.61	697
Total	1,017	557,419,299.60	100.00%	5.706	358	74.90	699

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
525-549	1	203,451.89	0.04%	6.000	356	70.00	542
600-624	29	12,542,546.88	2.25%	5.426	359	72.65	617
625-649	99	53,361,278.78	9.57%	5.680	359	74.78	639
650-674	188	103,968,622.89	18.65%	5.692	358	74.36	663
675-699	253	136,857,130.29	24.55%	5.778	358	74.98	686
700-724	165	91,840,205.39	16.48%	5.809	358	75.60	711
725-749	134	78,349,721.71	14.06%	5.616	358	75.26	737
750-774	80	42,401,465.20	7.61%	5.539	358	75.45	761
775-799	50	28,715,963.36	5.15%	5.736	358	74.19	785
800+	8	4,725,444.64	0.85%	5.831	358	75.46	809
None	10	4,453,468.57	0.80%	5.571	358	71.43	0
Total	1,017	557,419,299.60	100.00%	5.706	358	74.90	699

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	21	13,661,254.80	2.45%	5.922	358	40.84	714
50.00- 54.99	13	9,548,560.42	1.71%	5.241	359	51.96	689
55.00- 59.99	21	13,365,406.83	2.40%	5.554	358	57.95	702
60.00- 64.99	37	27,502,316.62	4.93%	5.536	358	62.02	687
65.00- 69.99	70	48,675,389.11	8.73%	5.752	358	67.59	698
70.00- 74.99	124	70,692,407.56	12.68%	5.676	358	72.40	691
75.00- 79.99	236	134,475,798.98	24.12%	5.572	358	76.93	700
80.00	417	208,617,215.05	37.43%	5.739	358	80.00	703
80.01- 84.99	9	3,830,133.03	0.69%	6.249	358	83.72	689
85.00- 89.99	25	9,803,175.80	1.76%	6.507	358	88.51	681
90.00- 94.99	29	11,023,902.48	1.98%	6.253	358	90.41	686
95.00- 99.99	15	6,223,738.92	1.12%	6.169	358	95.00	712
Total	1,017	557,419,299.60	100.00%	5.706	358	74.90	699

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	1,017	557,419,299.60	100.00%	5.706	358	74.90	699
Total	1,017	557,419,299.60	100.00%	5.706	358	74.90	699

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	1,017	557,419,299.60	100.00%	5.706	358	74.90	699
Total	1,017	557,419,299.60	100.00%	5.706	358	74.90	699

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -20.00	30	18,112,924.34	3.25%	5.539	358	74.88	718
20.01 -25.00	44	22,935,298.78	4.11%	6.039	358	73.73	696
25.01 -30.00	68	41,444,626.88	7.44%	5.596	358	70.94	694
30.01 -35.00	134	75,036,048.79	13.46%	5.685	358	73.80	696
35.01 -40.00	275	155,465,169.62	27.89%	5.661	358	74.94	701
40.01 -45.00	242	126,614,727.39	22.71%	5.726	358	75.61	697
45.01 -50.00	133	70,394,774.94	12.63%	5.776	358	76.58	700
50.01 -55.00	77	40,078,595.00	7.19%	5.708	358	76.21	700
55.01 -60.00	10	5,981,430.14	1.07%	5.719	358	77.03	712
None	4	1,355,703.72	0.24%	6.107	359	71.56	692
Total	1,017	557,419,299.60	100.00%	5.706	358	74.90	699

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	1,017	557,419,299.60	100.00%	5.706	358	74.90	699
Total	1,017	557,419,299.60	100.00%	5.706	358	74.90	699

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam MTA	1,017	557,419,299.60	100.00%	5.706	358	74.90	699
Total	1,017	557,419,299.60	100.00%	5.706	358	74.90	699

With Silent 2nds	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Seconds	789	419,216,444.57	75.21%	5.784	358	74.70	699
Silent Second	228	138,202,855.03	24.79%	5.467	358	75.51	698
Total	1,017	557,419,299.60	100.00%	5.706	358	74.90	699

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: N/A	120	70,621,522.34	12.67%	5.752	357	74.23	713
Prepay Penalty: 12 months	4	5,355,537.36	0.96%	4.231	359	67.15	659
Prepay Penalty: 36 months	893	481,442,239.90	86.37%	5.715	358	75.09	697
Total	1,017	557,419,299.60	100.00%	5.706	358	74.90	699

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	1,017	557,419,299.60	100.00%	5.706	358	74.90	699
Total	1,017	557,419,299.60	100.00%	5.706	358	74.90	699

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	26	13,187,766.58	2.37%	5.526	358	75.71	682
Full Documentation	113	60,518,345.66	10.86%	5.559	358	77.25	690
No Income / No Asset	2	293,184.68	0.05%	5.963	357	60.26	668
Reduced Documentation	733	418,429,431.89	75.07%	5.708	358	74.76	700
SISA	143	64,990,570.79	11.66%	5.864	358	73.52	702
Total	1,017	557,419,299.60	100.00%	5.706	358	74.90	699

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	526	288,042,382.13	51.67%	5.788	358	72.52	693
Purchase	335	188,051,027.69	33.74%	5.561	358	78.70	711
Rate/Term Refinance	156	81,325,889.78	14.59%	5.747	358	74.55	695
Total	1,017	557,419,299.60	100.00%	5.706	358	74.90	699

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	80	43,819,099.53	7.86%	5.863	358	76.39	704
PUD	175	100,496,451.61	18.03%	5.747	358	75.28	696
Single Family	738	397,557,021.70	71.32%	5.703	358	74.67	699
Two-Four Family	24	15,546,726.76	2.79%	5.068	358	74.27	713
Total	1,017	557,419,299.60	100.00%	5.706	358	74.90	699

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	82	46,411,909.18	8.33%	5.647	358	73.67	714
Primary	900	491,547,354.38	88.18%	5.718	358	75.16	697
Second Home	35	19,460,036.04	3.49%	5.518	358	71.35	720
Total	1,017	557,419,299.60	100.00%	5.706	358	74.90	699

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Arizona	8	5,625,006.50	1.01%	6.202	358	72.69	675
California	835	452,266,793.70	81.14%	5.765	358	75.20	698
Colorado	5	2,285,347.95	0.41%	5.295	359	78.03	739
Connecticut	1	382,781.63	0.07%	6.625	358	88.45	734
Delaware	1	363,320.08	0.07%	6.875	357	94.95	675
Florida	75	47,263,173.04	8.48%	5.122	359	73.49	710
Georgia	1	377,651.05	0.07%	5.750	358	75.00	778
Hawaii	5	3,026,824.91	0.54%	5.541	357	62.12	710
Illinois	3	1,384,967.66	0.25%	5.043	357	74.61	709
Indiana	1	362,538.42	0.07%	5.125	358	63.15	742
Maryland	12	6,351,709.29	1.14%	6.066	358	79.40	681
Michigan	6	2,111,667.45	0.38%	6.060	358	72.21	705
Missouri	1	659,733.67	0.12%	6.500	358	80.00	699
Nevada	15	7,482,613.56	1.34%	5.994	358	79.04	687
New Jersey	7	3,121,460.24	0.56%	4.938	357	74.97	704
New Mexico	1	364,072.78	0.07%	5.750	357	80.00	711
New York	7	7,169,111.02	1.29%	4.651	359	59.28	684
North Carolina	3	3,153,761.98	0.57%	6.059	358	67.01	712
Oregon	1	422,989.58	0.08%	6.000	359	80.00	792
Pennsylvania	2	1,016,651.83	0.18%	5.839	358	81.17	636
South Carolina	1	710,802.07	0.13%	5.875	359	75.00	703
Tennessee	1	394,058.69	0.07%	5.250	359	69.91	702
Texas	2	934,179.47	0.17%	6.030	358	73.20	775
Utah	5	1,962,541.21	0.35%	6.089	359	80.26	725
Virginia	14	6,527,479.30	1.17%	5.994	358	79.44	705
Washington	4	1,698,062.52	0.30%	5.409	358	76.71	720
Total	1,017	557,419,299.60	100.00%	5.706	358	74.90	699

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.500 - 1.999	7	6,574,096.41	1.18%	3.923	359	69.55	689
2.000 - 2.499	37	22,177,547.62	3.98%	4.834	358	74.67	709
2.500 - 2.999	420	230,506,899.41	41.35%	5.540	358	73.59	704
3.000 - 3.499	447	243,243,964.01	43.64%	5.887	358	75.48	698
3.500 - 3.999	93	49,754,620.91	8.93%	6.066	358	77.33	675
4.000 - 4.499	13	5,162,171.24	0.93%	7.074	358	90.95	692
Total	1,017	557,419,299.60	100.00%	5.706	358	74.90	699

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.500 - 1.999	7	6,574,096.41	1.18%	3.923	359	69.55	689
2.000 - 2.499	37	22,177,547.62	3.98%	4.834	358	74.67	709
2.500 - 2.999	420	230,506,899.41	41.35%	5.540	358	73.59	704
3.000 - 3.499	447	243,243,964.01	43.64%	5.887	358	75.48	698
3.500 - 3.999	93	49,754,620.91	8.93%	6.066	358	77.33	675
4.000 - 4.499	13	5,162,171.24	0.93%	7.074	358	90.95	692
Total	1,017	557,419,299.60	100.00%	5.706	358	74.90	699

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
9.500 - 9.999	1,016	557,040,869.28	99.93%	5.705	358	74.89	699
10.500 -10.999	1	378,430.32	0.07%	6.000	356	88.94	663
Total	1,017	557,419,299.60	100.00%	5.706	358	74.90	699

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110	6	6,520,485.18	1.17%	4.940	359	59.29	684
115	1,011	550,898,814.42	98.83%	5.715	358	75.09	699
Total	1,017	557,419,299.60	100.00%	5.706	358	74.90	699